Janus Investment Fund

Janus Global Technology Fund

Supplement dated January 28, 2014
to Currently Effective Prospectuses

The following replaces in its entirety the corresponding information for Janus Global Technology Fund (the “Fund”).

1. The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Global Technology Fund’s Prospectuses:

Portfolio Managers: Brinton Johns is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014. J. Bradley Slingerlend, CFA, is Executive Vice President and Co-Portfolio Manager of the Fund, which he has managed or co-managed since May 2011.

2. The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Global Technology Fund
Co-Portfolio Managers Brinton Johns and J. Bradley Slingerlend jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

Brinton Johns is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has co-managed since January 2014. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst. Mr. Johns joined Janus Capital in 2000. He holds a Bachelor of Business Administration degree in Business Management from the University of Texas at Arlington and a Master of Art’s degree in Biblical/Christian Studies from Denver Seminary.

J. Bradley Slingerlend, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Global Technology Fund, which he has managed or co-managed since May 2011. He is also Portfolio Manager of other Janus accounts. Mr. Slingerlend initially joined Janus Capital in 2000 as a research analyst and left in 2007. He re-joined Janus Capital in November 2007 as an equity research analyst. He holds a Bachelor’s degree in Economics and Astrophysics from Williams College. Mr. Slingerlend holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.